UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                            May 3, 2007 (May 2, 2007)
                          Commission File No. 000-22390

                             SHARPS COMPLIANCE CORP.
             (Exact Name Of Registrant As Specified In Its Charter)

                  Delaware                            74-2657168
      (State Or Other Jurisdiction Of               (IRS Employer
       Incorporation Or Organization)             Identification No.)
                           9220 Kirby Drive, Suite 500
                              Houston, Texas 77054
                    (Address Of Principal Executive Offices)

              (Registrant's Telephone Number, Including Area Code)
                                  713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01  Other Events.

On May 2, 2007, the Company filed patent infringement lawsuits in the United States District Court for the Southern District of Texas in Houston against MediSupply, Inc. (a/k/a or f/k/a Medi-Supply Alliance, LLC and Medi-Supply, Inc. "MediSupply") and Drive Medical Design & Manufacturing ("Drive Medical") for infringement of three U.S. patents. The complaints allege that MediSupply and Drive Medical infringe the patents by making, selling, and offering for sale disposable IV poles which are identical to the Company's Pitch-It (TM) IV Pole. In its cases against MediSupply and Drive Medical, the Company is seeking injunctions and damages or other monetary relief, including pre-judgment interest and awarding of attorney fees.





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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  May 3, 2007                   SHARPS COMPLIANCE CORP.


                                      By: /s/ David P. Tusa
                                         ---------------------------------------
                                      Executive Vice President, Chief Financial
                                      Officer and Business Development